CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : December 2002
Beginning of the Month Principal Receivables :                                                              27,754,578,131.38
                                                                                                 -----------------------------
Beginning of the Month Finance Charge Receivables :                                                            925,751,201.24
                                                                                                 -----------------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                 -----------------------------
Beginning of the Month Total Receivables :                                                                  28,680,329,332.62
                                                                                                 -----------------------------

Removed Principal Receivables :                                                                                          0.00
                                                                                                 -----------------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                 -----------------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                 -----------------------------

Additional Principal Receivables :                                                                                       0.00
                                                                                                 -----------------------------
Additional Finance Charge Receivables :                                                                                  0.00
                                                                                                 -----------------------------
Additional Total Receivables :
                                                                                                 -----------------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                 -----------------------------

End of the Month Principal Receivables :                                                                    28,342,015,324.72
                                                                                                 -----------------------------
End of the Month Finance Charge Receivables :                                                                  919,992,068.01
                                                                                                 -----------------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                 -----------------------------
End of the Month Total Receivables :                                                                        29,262,007,392.73
                                                                                                 -----------------------------

Excess Funding Account Balance                                                                                           0.00
                                                                                                 -----------------------------
Adjusted Invested Amount of all Master Trust Series                                                         24,840,092,833.75
                                                                                                 -----------------------------

End of the Month Seller Percentage                                                                                     12.36%
                                                                                                 -----------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : December 2002                                                        ACCOUNTS                    RECEIVABLES

End of the Month Delinquencies :
    30 - 59 Days Delinquent                                                         449,942.00                 502,655,004.55
                                                                     --------------------------  -----------------------------
    60 - 89 Days Delinquent                                                         289,860.00                 346,070,313.81
                                                                     --------------------------  -----------------------------
    90 + Days Delinquent                                                            623,947.00                 789,423,508.72
                                                                     --------------------------  -----------------------------

    Total 30 + Days Delinquent                                                    1,363,749.00               1,638,148,827.08
                                                                     --------------------------  -----------------------------

    Delinquencies 30 + Days as a Percent of End of the Month Total
    Receivables                                                                                                         5.60%
                                                                                                 -----------------------------

Defaulted Accounts During the Month                                                 205,449.00                 163,119,646.73
                                                                     --------------------------  -----------------------------

Annualized Default Rate as a Percent of Beginning of the Month
Principal Receivables                                                                                                   7.05%
                                                                                                 -----------------------------

*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : December 2002                                                     COLLECTIONS                    PERCENTAGES
Total Collections and Gross Payment Rate                                      4,656,133,758.06                         16.23%
                                                                     --------------------------  -----------------------------

Collections of Principal Receivables and Principal Payment Rate               4,155,232,785.05                         14.97%
                                                                     --------------------------  -----------------------------

    Prior Month Billed Finance Charge and Fees                                  367,674,240.17
                                                                     --------------------------
    Amortized AMF Income                                                         27,397,183.41
                                                                     --------------------------
    Interchange Collected                                                        70,034,949.74
                                                                     --------------------------
    Recoveries of Charged Off Accounts                                           33,782,152.81
                                                                     --------------------------
    Collections of Discounted Receivables                                                 0.00
                                                                     --------------------------

Collections of Finance Charge Receivables and Annualized Yield                  498,888,526.13                         21.57%
                                                                     --------------------------  -----------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : December 2002

Beginning Unamortized AMF Balance                                                                              145,327,950.89
                                                                                                 -----------------------------
+   AMF Slug for Added Accounts                                                           0.00
                                                                     --------------------------
+   AMF Collections                                                              29,409,630.29
                                                                     --------------------------
-   Amortized AMF Income                                                         27,397,183.41
                                                                     --------------------------
Ending Unamortized AMF Balance                                                                                 147,340,397.77
                                                                                                 -----------------------------






                                                                                              /s/ Tom Feil
                                                                                              --------------------------------
                                                                                              Tom Feil
                                                                                              Director, Capital Markets

* FOR CALCULATION PURPOSES BEGINNING OF MONTH PRINCIPAL RECEIVABLES INCLUDES ADDITIONAL PRINCIPAL RECEIVABLES.


                                                                   Page 8 of 59